EXHIBIT 10.13                                                            PAGE 27

                              SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (the "Agreement"), is entered into as of this 23rd of April, 1998, by and among Alfin, Inc.("Arpel") and Adrien Arpel, Inc. ("Arpel") (collectively, the "Alfin Parties"), and Adrienne Newman ("Newman"), A.A.N. Services Inc. ("A. A. N. ") and Signature Club A, Ltd. ("SCA") (collectively, the "Newman Parties"). Alfin, Arpel, Newman, A. A. N. and SCA shall be collectively referred to herein as the "Parties".

         WHEREAS, in January of 1997, Newman commenced an action in the Supreme Court of the State of New York against Alfin, captioned Adrienne Newman v. Alfin. Inc., Index No.600405/97 (the "Action");

         WHEREAS, in March of 1997, Alfin filed an answer and asserted counterclaims against Newman in the Action;

         WHEREAS, in April of 1997, Alfin filed an amended answer and amended counterclaims against Newman in the Action;

         WHEREAS, in June of 1997, the Court dismissed Alfin's counterclaims for counterclaims interference with contract, for tortious interference with prospective economic advantage and for defamation; and

         WHEREAS, the Parties hereto desire to settle all claims and causes of actions which were or could have been asserted against any of them in the Action without the need for further protracted litigation and the accompanying costs and risks thereof, on the terms and conditions set forth herein:

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, promises and representations set forth herein, and intending to be legally bound, it is hereby agreed by and among the Parties hereto as follows:

         1. The Parties will execute general releases in the form of the releases annexed hereto as Exhibits A, B, C, D and E, respectively.

         2. Newman and Alfin hereby consent to the entry of the Stipulation of Dismissal in the form annexed hereto as Exhibit F.

         3. Simultaneously with the execution of this Agreement, the Parties shall exchange the general releases referred to in paragraph 1 herein. Within five (5) business days of the date of the execution of this Agreement, the Stipulation of Dismissal referred to in paragraph 2 herein shall be filed with the Supreme Court of the State of New York, County of New York.

         4. In consideration of this Agreement, SCA agrees to pay to Alfin the principal sum of One Million Dollars ($1,000,000) (the "Principal") payable as follows:

         a. Simultaneously with the execution of this Agreement, SCA shall pay to Alfin $150,000 (the "Pre-Certification Lump Sum Payment").

         b. On the first business day of the month immediately following the date of the execution of this Agreement, and on the first business day of every subsequent month, SCA shall pay $25,000 to Alfin (the "Pre-Certification Monthly Payments") until

(1) the Principal has been paid in full, or (2) Alfin has received the sum of $2 Million Dollars ($2,000,000) in cash as an equity investment in Alfin and has certified that fact to the Newman parties (the "Alfin Certificate").

         c. If at any time before SCA has made twenty-eight (28)
Pre-Certification Monthly Payments, as described in paragraph 4(b), Alfin delivers the Alfin Certificate to the Newman Parties, then SCA shall cease making the Pre-Certification Monthly Payments and shall act as follows:

                  1. SCA shall pay $150,000 to Alfin within five business days after the date on which the Newman Parties receive the Alfin Certificate. The $150,000 payment described in this subparagraph shall be referred to herein as the "Post-Certification Lump Sum Payment";

                  ii. On the first business day of the month immediately following the date on which the Newman Parties receive the Alfin Certificate, and on the first business day of every subsequent month, SCA shall pay $50,000 to Alfin (the "Post-Certification Monthly Payments") until the sum of (a) the Pre-Certification Lump Sum Payment; (b) the product of the Pre-Certification Monthly Payments multiplied by the number of those payments; (c) the Post-Certification Lump Sum Payment; and (d) the product of the Post-Certification Monthly Payments multiplied by the number of those payments equal the Principal. If, while making payments pursuant to paragraph 4(c)(ii), the amount of unpaid Principal falls below $50,000 then SCA shall pay, on the first business day of the next month, the full amount of the unpaid Principal; and

                  iii. SCA shall pay simple interest on the unpaid Principal which shall begin accruing on the first business day of the month immediately following the date on which the Newman Parties receive the Alfin Certificate. SCA shall pay the simple interest, accrued on the unpaid Principal during the prior month, on the first business day of each month, until the entire Principal is paid. Interest on the unpaid Principal shall be calculated using the prime rate in effect at Citibank N.A. on the first business day of each month.

         d. If SCA has made exactly twenty-eight (28) Pre-Certification Monthly Payments when Alfin delivers the Alfin Certificate to the Newman parties, SCA shall cease making the Pre-Certification Monthly Payments described in paragraph 4(b), and shall, within five (5) business days, pay the lump sum of $150,000 to Alfin which shall constitute the final payment by SCA to Alfin under this Agreement.

         e. If SCA has made twenty-nine (29) to thirty-three (33) Pre-Certification Monthly Payments when Alfin delivers the Alfin Certificate to the Newman Parties, then SCA shall cease making the Pre-Certification Monthly Payments described in paragraph 4(b), and shall, within five (5) business days, pay a lump sum in the amount equal to the Principal less the sum of (a) the Pre-Certification Lump Sum Payment and (b) the product of the Pre-Certification Monthly Payments multiplied by the number of those payments. This payment shall constitute the final payment by SCA to Alfin under this Agreement.

         f. If SCA defaults in the making of any payment due hereunder and such default continues for 15 days after notice of default is given to the Newman Parties, the whole of the principal sum shall become due, together with any interest described in paragraph 4(c)(iii).

         g. Newman guarantees the full performance of SCA's payment obligations pursuant to this paragraph 4. This guarantee is intended to be a guarantee by Newman of payment of all of SCA's payment obligations hereunder.

         5. In no event shall the payments to Alfin total more than $1,000,000, plus the interest generated on the unpaid Principal described in paragraph 4(c)(iii).

         6. SCA may prepay all or a portion of the Principal at any time without penalty.

         7. Neither the making of this Agreement nor any of the provisions herein shall constitute an admission of, and the Parties do not admit, any of the substantive allegations asserted by either Newman or Alfin in the Action or any liability on account thereof.

         8. This Agreement constitutes the entire understanding among the Parties hereto concerning the subject matter hereof and supersedes any prior or contemporaneous representations or agreements not contained herein concerning the subject matter of this Agreement.

         9. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement.

         10. This Agreement shall be deemed to have been mutually prepared by the Parties hereto and shall not be construed against any of them solely by reason of authorship.

         11. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York and may only be modified or amended by a written instrument signed by each of the undersigned Parties. All notices hereunder, including the Alfin Certificate, shall be in writing and be delivered by hand or by registered mail, return receipt requested. All notices to the Newman Parties shall be addressed separately to Adrienne Newman, A.A.N. Services Inc., 660 Madison Avenue, New York, New York 10021 with copy to Henry
P. Wasserstein, Esq., Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10017. All notices to the Alfin Parties shall be addressed to Alfin, Inc., P.O. Box 110, Norwood, N.J. 07648, attention Michael Ficke, CFO with copy to Paul M. Brown, Esq., Parson & Brown, 666 Third Avenue, New York, New York 10017.

         IN WITNESS WHEREOF, the Parties hereto now execute and deliver this Agreement as of April 23, 1998.

                                        ADRIENNE NEWMAN


                                        By: /s/
                                            ------------------------------------
                                            Adrienne Newman

                                        SIGNATURE CLUB A, LTD.


                                        By: /s/
                                            ------------------------------------
                                            Jeffrey Glassman
                                            Chief Financial Officer
                                              of Signature Club A, Ltd.

                                        A.A.N. SERVICES, INC.


                                        By: /s/
                                            ------------------------------------
                                            Jeffrey Glassman
                                            Chief Financial Officer
                                              Of A.A.N. Services

                                        ALFIN, INC.

                                        By: /s/ Michael D. Ficke
                                            ------------------------------------
                                            Name:
                                            Title:

                                        ADRIEN ARPEL, INC.

                                        By: /s/ Michael D. Ficke
                                            ------------------------------------
                                            Name:
                                            Title:

                   RELEASE FROM ALFIN, INC TO ADRIENNE NEWMAN,
                 A.A.N. SERVICES INC. AND SIGNATURE CLUB A. LTD.

         ALFIN, INC. ("ALFIN"), intending to be legally bound and in exchange for good and valuable consideration, receipt of which is hereby acknowledged, hereby releases and discharges Adrienne Newman, A.A.N. Services Inc. and Signature Club A, Ltd. and each of their predecessors, officers, board members, parents, subsidiaries, companies, divisions, affiliates, predecessors, agents, attorneys, employees, heirs, executors, administrators, successors, past and present shareholders, partners, indemnities and assigns, and their respective heirs, executors, administrators, successors and assigns (all of whom shall be hereinafter referred to as "RELEASEES"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, whether known or unknown, in law, in admiralty or equity, in any jurisdiction in the world, which against the RELEASEES or any of them, ALFIN, ALFIN's parents, subsidiaries, companies, divisions, affiliates, predecessors, agents, attorneys, employees, officers, board members, partners, indemnities, and their respective heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever, including but not limited to, any claims ALFIN may have against the RELEASEES arising out of or relating in any way to (i) Adrienne Newman's employment, affiliation or association with ALFIN or Adrien Arpel, Inc.; (ii) any claims asserted or that could have been asserted by Alfin against Newman in the action entitled Adrienne Newman v. Alfin. Inc., Index Number 600405/97; or (iii) any claim that the RELEASEES have infringed or otherwise violated ALFIN's trademark, copyright or patent rights.

         This RELEASE shall be governed by the laws of the State of New York and may only be modified or amended by a written instrument signed by each of the undersigned. This release may not be changed orally.

         ALFIN has carefully read the foregoing RELEASE and understands the contents thereof ALFIN represents, declares and decrees that it relies solely on the judgment of its officers and agents in entering into the settlement and in executing this RELEASE.

         This RELEASE is not intended to, and does not, release the RELEASEES from the obligations set forth in the SETTLEMENT AGREEMENT dated as of April 23, 1998, to which this RELEASE is an exhibit.

         Whenever the text hereof requires, the use of the singular shall include the appropriate plural.

         IN WITNESS WHEREOF, ALFIN has caused this RELEASE to be signed by its duly authorized officer and agent on the ___ day of April, 1998.

         IN WITNESS WHEREOF, ALFIN has duly executed this RELEASE.

                                        ALFIN, INC.


                                        By: /s/ Adrienne Newman
                                           _____________________________
                                            Name:
                                            Title:

STATE OF NEW YORK     )

                      :  ss.:

COUNTY OF NEW YORK    )

         On the ________ day of April, 1998, before me personally came ____________________ to me known, who, being by me duly sworn, did depose and say that he reside at ___________________________ that he is the duly appointed __________________________ of Alfin, Inc., the corporation described in the foregoing Release, and that he has been given full authority to prosecute or dispose of the claims of Alfin, Inc. and to execute the foregoing release.

/s/ Rita Marlowe
_____________________________
Notary Public

               RELEASE FROM ADRIEN ARPEL, INC TO ADRIENNE NEWMAN,
                  A.A.N. SERVICES INC AND SIGNATURE CLUB A LTD

         ADRIEN ARPEL, INC. ("ARPEL"), intending to be legally bound and in exchange for good and valuable consideration, receipt of which is hereby acknowledged, hereby releases and discharges Adrienne Newman, A.A.N. Services Inc. and Signature Club A, Ltd. and each of their predecessors, officers, board members, parents, subsidiaries, companies, divisions, affiliates, predecessors, agents, attorneys, employees, heirs, executors, administrators, successors, past and present shareholders, partners, indemnities and assigns, and their respective heirs, executors, administrators, successors and assigns (all of whom shall be hereinafter referred to as ("RELEASEES"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, whether known or unknown, in law, in admiralty or equity, in any jurisdiction in the world, which against the RELEASEES or any of them, ARPEL, ARPEL's parents, subsidiaries, companies, divisions, affiliates, predecessors, agents, attorneys, employees, officers, board members, partners, indemnities, and their respective heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever, including but not limited to, any claims ARPEL may have against the RELEASEES arising out of or relating in any way to (i) Adrienne Newman's employment, affiliation or association with ARPEL or Alfin, Inc.; (ii) any claims asserted or that could have been asserted by ARPEL against Newman in the action entitled Adrienne Newman v. Alfin Inc., Index Number 600405/97; or (iii) any claim that the RELEASEES have infringed or otherwise violated ARPEL's trademark, copyright or patent rights.

         This RELEASE shall be governed by the laws of the State of New York and may only be modified or amended by a written instrument signed by each of the undersigned. This release may not be changed orally.

         ARPEL has carefully read the foregoing RELEASE and understands the contents thereof ARPEL represents, declares and decrees that it relies solely on the judgment of its officers and agents in entering into the settlement and in executing this RELEASE.

         This RELEASE is not intended to, and does not, release the RELEASEES from the obligations set forth in the SETTLEMENT AGREEMENT dated as of April 23, 1998, to which this RELEASE is an exhibit.

         Whenever the text hereof requires, the use of the singular shall include the appropriate plural.

         IN WITNESS WHEREOF, ARPEL has caused this RELEASE to be signed by its duly authorized officer and agent on the ___ day of April, 1998.

         IN WITNESS WHEREOF, ARPEL has duly executed this RELEASE. ADRIEN ARPEL, INC

                                        ADRIEN ARPEL, INC


                                        By: /s/ Michael D. Ficke
                                           _____________________________
                                            Name:
                                            Title:

STATE OF NEW YORK     )

                      :  ss.:

COUNTY OF NEW YORK    )

         On the ________ day of April, 1998, before me personally came ____________________ to me known, who, being by me duly sworn, did depose and say that he reside at ___________________________ that he is the duly appointed __________________________ of Adrien Arpel, Inc., the corporation described in the foregoing Release, and that he has been given full authority to prosecute or dispose of the claims of Adrien Arpel, Inc. and to execute the foregoing release.

/s/ Rita Marlowe
_____________________________
Notary Public

                          RELEASE FROM ADRIENNE NEWMAN
                       TO ALFIN, INC AND ADRIEN ARPEL INC

         ADRIENNE NEWMAN ("NEWMAN"), intending to be legally bound and in exchange for good and valuable consideration, receipt of which is hereby acknowledged, hereby releases and discharges Alfin, Inc. and Adrien Arpel, Inc. and each of their predecessors, officers, board members, parents, subsidiaries, companies, divisions, affiliates, predecessors, agents, attorneys, employees, heirs, executors, administrators, successors, past and present shareholders, partners, indemnities and assigns, and their respective heirs, executors, administrators, successors and assigns (all of whom shall be hereinafter referred to as "RELEASEES"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, whether known or unknown, in law, in admiralty or equity, in any jurisdiction in the world, which against the RELEASEES or any of them, NEWMAN, NEWMAN's companies, divisions, affiliates, predecessors, agents, attorneys, employees, officers, partners, indemnities, and their respective heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever, including but not limited to, any claims NEWMAN may have against the RELEASEES arising out of or relating in any way to (i) her employment, affiliation or association with Adrien Arpel, Inc. or Alfin, Inc.; (ii) any claims asserted or that could have been asserted by NEWMAN against Adrien Arpel, Inc. or Alfin, Inc. in the action entitled Adrienne Newman v. Alfin Inc., Index Number 600405/97; (iii) any claim that the RELEASEES have infringed or otherwise violated NEWMAN's trademark, copyright or patent rights; or (iv) warrants issued to NEWMAN by Alfin, Inc. pursuant to a warrant agreement, dated as of November 19, 1993.

         This RELEASE shall be governed by the laws of the State of New York and may only be modified or amended by a written instrument signed by each of the undersigned. This release may not be changed orally.

         NEWMAN has carefully read the foregoing RELEASE and understands the contents thereof NEWMAN represents, declares and decrees that it relies solely on the judgment of its officers and agents in entering into the settlement and in executing this RELEASE.

         This RELEASE is not intended to, and does not, release the RELEASEES from the obligations set forth in the SETTLEMENT AGREEMENT dated as of April 23, 1998, to which this release is an exhibit.

         Whenever the text hereof requires, the use of the singular shall include the appropriate plural.

         IN WITNESS WHEREOF, NEWMAN has duly executed this RELEASE on this 28, day of April, 1998.

                                          By: /s/ Mike Ficke
                                           -----------------------------
                                              Name:
                                              Title:

STATE OF NEW YORK     )

                      :  ss.:

COUNTY OF NEW YORK    )

         On the 28th day of April, 1998, before me personally came Adrienne Newman to me known, who, being by me duly sworn, did depose and say that she reside at 660 Madison Avenue, NYC and that deponent to execute the foregoing release.

/s/ Rita Marlowe
-----------------------------
Notary Public
ss.:

                        RELEASE FROM A.A.N. SERVICES INC.
                      TO ALFIN, INC. AND ADRIEN ARPEL, INC.

         A.A.N. SERVICES INC. ("A.A.N."), intending to be legally bound and in exchange for good and valuable consideration, receipt of which is hereby acknowledged, hereby releases and discharges Alfin, Inc. and Adrien Arpel, Inc. and each of their predecessors, officers, board members, parents, subsidiaries, companies, divisions, affiliates, predecessors, agents, attorneys, employees, heirs, executors, administrators, successors, past and present shareholders, partners, indemnities and assigns, and their respective heirs, executors, administrators, successors and assigns (all of whom shall be hereinafter referred to as "RELEASEES"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, whether known or unknown, in law, in admiralty or equity, in any jurisdiction in the world, which against the RELEASEES or any of them, A.A.N., A.A.N.'s parents, subsidiaries, companies, divisions, affiliates, predecessors, agents, attorneys, employees, officers, board members, partners, indemnities, and their respective heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever, including but not limited to, any claims A.A.N. may have against the RELEASEES arising out of or relating in any way to (i) Adrienne Newman's employment, affiliation or association with Adrien Arpel, Inc. or Alfin, Inc.; (ii) any claims asserted or that could have been asserted by A.A.N. against the RELEASEES in the action entitled Adrienne Newman v. Alfin Inc., Index Number 600405/97; or (iii) any claim that the RELEASEES have infringed or otherwise violated A.A.N.'s trademark, copyright or patent rights.

         This RELEASE shall be governed by the laws of the State of New York and may only be modified or amended by a written instrument signed by each of the undersigned. This release may not be changed orally.

         A.A.N. has carefully read the foregoing RELEASE and understands the contents thereof A.A.N. represents, declares and decrees that it relies solely on the judgment of its officers and agents in entering into the settlement and in executing this RELEASE.

         This RELEASE is not intended to, and does not, release the RELEASEES from the obligations set forth in the SETTLEMENT AGREEMENT dated as of April 23, 1998, to which this RELEASE is an exhibit.

         Whenever the text hereof requires, the use of the singular shall include the appropriate plural.

         IN WITNESS WHEREOF, ANN. has caused this RELEASE to be signed by its duly authorized officer and agent on the 28 day of April, 1998.

         IN WITNESS WHEREOF, A.A.N. has duly executed this RELEASE.

                                        A.A.N. SERVICES INC.


                                        By: /s/ Jeffrey Glassman
                                            Jeffrey Glassman
                                            Chief Financial Officer
                                            of A.A.N. Services Inc.

STATE OF NEW YORK     )

                      :  ss.:

COUNTY OF NEW YORK    )

         On the 28 day of April, 1998, before me personally came Jeffrey Glassman to me known, who, being by me duly sworn, did depose and say that he reside at 660 Madison Avenue, NYC that he is the duly appointed Chief Financial Officer of A.A.N. Services Inc., the corporation described in the foregoing Release, and that he has been given full authority to prosecute or dispose of the claims of Alfin, Inc. and to execute the foregoing release.

/S/ Rite Marlowe
Notary Public

                       RELEASE FROM SIGNATURE CLUE A, LTD.
                       TO ALFIN INC AND ADRIEN ARPEL, INC.

         SIGNATURE CLUB A, LTD. ("SCA"), intending to be legally bound and in exchange for good and valuable consideration, receipt of which is hereby acknowledged, hereby releases and discharges Alfin, Inc. and Adrien Arpel, Inc. and each of their predecessors, officers, board members, parents, subsidiaries, companies, divisions, affiliates, predecessors, agents, attorneys, employees, heirs, executors, administrators, successors, past and present shareholders, partners, indemnities and assigns, and their respective heirs, executors, administrators, successors and assigns (all of whom shall be hereinafter referred to as "RELEASEES"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, whether known or unknown, in law, in admiralty or equity, in any jurisdiction in the world, which against the RELEASEES or any of them, SCA, SCA's parents, subsidiaries, companies, divisions, affiliates, predecessors, agents, attorneys, employees, officers, board members, partners, indemnities, and their respective heirs, executors, administrators, successors and assigns ever had, now have or hereafter can, shall or may have for, upon, or by reason of any matter, cause or thing whatsoever, including but not limited to, any claims SCA may have against the RELEASEES arising out of or relating in any way to (i) Adrienne Newman's employment, affiliation or association with Adrien Arpel, Inc. or Alfin, Inc.;
(ii) any claims asserted or that could have been asserted by SCA against the RELEASEES in the action entitled Adrienne Newman v. Alfin, Inc., Index Number 600405/97; or (iii) any claim that the RELEASEES have infringed or otherwise violated SCA's trademark, copyright or patent rights.

         This RELEASE shall be governed by the laws of the State of New York and may only be modified or amended by a written instrument signed by each of the undersigned. This release may not be changed orally.

         SCA has carefully read the foregoing RELEASE and understands the contents thereof SCA represents, declares and decrees that it relies solely on the judgment of its officers and agents in entering into the settlement and in executing this RELEASE.

                  This RELEASE is not intended to, and does not, release the RELEASEES from the obligations set forth in the SETTLEMENT AGREEMENT dated as of April 23, 1998, to which this RELEASE is an exhibit.

         Whenever the text hereof requires, the use of the singular shall include the appropriate plural.

         IN WITNESS WHEREOF, SCA has caused this RELEASE to be signed by its duly authorized officer and agent on the 28 day of April, 1998.

         IN WITNESS WHEREOF, SCA has duly executed this RELEASE.

                                        SIGNATURE CLUB A, LTD



                                        By: /s/ Jeffrey Glassman
                                           -----------------------------
                                            Jeffrey Glassman
                                              of Signature Club A, Ltd.

STATE OF NEW YORK     )

                      :  ss.:

COUNTY OF NEW YORK    )

         On the 28 of April, 1998, before me personally came Jeffrey Glassman by me duly sworn, did depose and say that he reside at 660 Madison Avenue, NYC, that he is Chief Financial Officer of Signature Club A, Ltd., the corporation described in the foregoing Release, and that he has been given full authority to prosecute or dispose of the claims of Signature Club A,. and to execute the foregoing release.


----------------------------
Notary Public

SUPREME COURT OF NEW YORK
COUNTY OF NEW YORK

ADRIENNE NEWMAN,
                                                        Index No. 600405/97
                              Plaintiff,

                -against-
                                                        STIPULATION OF
ALFIN, INC.                                             DISCONTINUANCE
                              Defendant.


         No party hereto is an infant or incompetent person for whom a committee has been appointed or a conservate and no person not a party has an interest in the subject matter of this action, it is hereby stipulated and agreed, by and between the undersigned attorneys for the respective parties that the above-entitled action, including the counterclaims asserted therein, be, and the same hereby is discontinued with prejudice without costs to either party as against the other.

Dated: New York, New York
       April     , 1998



  SKADDEN, ARPS, SLATE,                                    PARSON & BROWN
    MEAGHER & FLOM LLP                                 Attorneys for Defendant
 Attorneys for Plaintiff                                     Alfin, Inc.
    Adrienne Newman                                       By: Paul M. Brown
By: Henry P. Wasserstein